Exhibit 10.1

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of December 15, 2016 (this “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015 and the Third Amendment thereto dated as of June 13, 2016, the “Credit Agreement”) among CINEMARK HOLDINGS, INC. (the “Parent”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions party thereto (the “Lenders”), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other agents party thereto. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

RECITALS:

WHEREAS, the Borrower, the Lenders and others are party to the Credit Agreement.

WHEREAS, the Borrower has engaged Barclays Bank PLC (“Barclays”), to act as the sole lead arranger and sole bookrunner in structuring and facilitating this Amendment.

WHEREAS, the Borrower has requested that all of the outstanding Term Loans (the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) be refinanced and/or replaced with a new term loan facility (the “Amended Term Loan Facility”) by obtaining New Term Loan Commitments (as defined herein).

WHEREAS, the penultimate paragraph of Section 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement with the written consent of the Administrative Agent, the Borrower and the Lenders providing Replacement Term Loans to refinance the Existing Term Loans with the proceeds of the Amended Term Loan Facility.

WHEREAS, upon the occurrence of the Effective Date (as defined below), the new term loans under the Amended Term Loan Facility (such new loans comprising the Continued Term Loans and the Additional Term Loans (each, as defined below), collectively, the “New Term Loans”) will replace and refinance the Existing Term Loans in their entirety.

WHEREAS, each Existing Term Lender that executes and delivers a signature page to this Amendment in the form of Exhibit A-1 hereto (a “Continuing Term Lender Addendum (Cashless Roll)”), and in connection therewith agrees to continue all of its Existing Term Loans as New Term Loans (such continued Term Loans, the “Continued Term Loans” and such Lenders, collectively, the “Continuing Term Lenders”), will thereby (i) agree to the terms of this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) and (ii) agree to continue all of its Existing Term Loans outstanding on the Effective Date as New Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by Barclays prior to the Effective Date).

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a signature page to this Amendment in the form of Exhibit A-2 hereto (each, an “Additional Term Lender Addendum”, and collectively with each Continuing Term Lender Addendum (Cashless Roll), the “Lender Addenda”) and agrees in connection therewith to fund its New Term Loans (such New Term Loans, the “Additional Term Loans”, and the Lenders of such Additional Term Loans, collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement and (ii) commit to make Additional Term Loans to the Borrower on the Effective Date as New Term Loans in a principal amount (not in excess of the maximum commitment offered by such Additional Term Lender) as is determined by Barclays and notified to such Additional Term Lender prior to the Effective Date.

WHEREAS, upon the occurrence of the Effective Date, the proceeds of the Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not Continued Term Loans.

WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) (i) are severally willing to continue their Existing Term Loans as New Term Loans and/or to make New Term Loans, as the case may be, and (ii) agree to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.         AMENDMENTS TO CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

(a)    On and after the Effective Date, all references to (i) “Term Loans” in the Credit Agreement shall be deemed to be references to the “New Term Loans”, (ii) the “Term Loan Facility” in the Credit Agreement shall be deemed to be references to the “Amended Term Loan Facility” and (iii) the “Term Loan Lenders” in the Credit Agreement shall be deemed to be references to the “New Term Lenders”, in each case, with such changes as are set forth in this Amendment, except as the context may otherwise require.

(b)    Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)    The following definition is hereby added in the appropriate alphabetical order to Section 1.1:

“Fourth Amendment Effective Date”: December 15, 2016.

(ii)    The definition of Applicable Margin in the Credit Agreement is hereby amended by replacing the Applicable Margin with respect to the Term Loan Facility as set forth below:

	Base Rate Loans	Eurodollar Loans
Term Loan Facility	1.25%	2.25%

(iii)    The final sentence of the definition of Term Loan Commitment in the Credit Agreement is hereby deleted and replaced in its entirety with the following sentence: “The aggregate principal amount of the New Term Loan Commitments (as such term is defined in the Fourth Amendment hereto dated as of December 15, 2016) on the Fourth Amendment Effective Date is $663,799,420.”

(c)    The references to “Third Amendment Effective Date” in the fifth sentence of Section 2.9(a) of the Credit Agreement and in the penultimate paragraph of Section 10.1 of the Credit Agreement are hereby deleted and replaced with references to “Fourth Amendment Effective Date.”

SECTION II.         NEW TERM LOANS

(a)    Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by Barclays prior to the Effective Date) of its Existing Term Loans as a New Term Loan on the date requested by the Borrower to be the Effective Date in a principal amount equal to such Continuing Term Lender’s New Term Loan Commitment (as defined below), (ii) each Additional Term Lender agrees to make a New Term Loan on such date to the Borrower in a principal amount equal to such Additional Term Lender’s New Term Loan Commitment and (iii) each Continuing Term Lender and Additional Term Lender agrees to this Amendment and the terms of the Amended Credit Agreement.

(b)    For purposes hereof, a Person shall become a party to the Amended Credit Agreement and an Additional Term Lender as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, an Additional Term Lender Addendum in its capacity as an Additional Term Lender. The Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Term Lender thereof. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by Barclays.

(c)    Each Additional Term Lender will make its New Term Loan on the Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Amended Credit Agreement, an amount equal to its New Term Loan Commitment. The “New Term Loan Commitment” of (i) any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Effective Date (or such lesser amount as notified to such Lender by Barclays prior to the Effective Date), which shall be continued as an equal principal amount of New Term Loans, and (ii) any Additional Term Lender will be such amount

(not in excess of the maximum commitment offered by such Additional Term Lender) allocated to it by Barclays and notified to it on or prior to the Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term Loan.

(d)    The obligation of each New Term Lender to make, provide or acquire by continuation New Term Loans on the Effective Date is subject to the satisfaction of the conditions set forth in Section III of this Amendment.

(e)    The provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses and increased costs shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans. Notwithstanding the foregoing, and notwithstanding Section 2.9(a) of the Credit Agreement, each Continuing Term Lender hereby waives any break funding payments in respect of such Lender’s Existing Term Loans, whether pursuant to Section 2.19 of the Credit Agreement or otherwise.

(f)    The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by Barclays, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of New Term Loans in the same amount.

(g)    Each Lender with Existing Term Loans that are not continued as Continued Term Loans as contemplated hereby shall be repaid, at par, on the Effective Date with the proceeds from New Term Loans provided by the Additional Term Lenders. For purposes of the repayment on the Effective Date of any Existing Term Loans that are not continued as Continued Term Loans, to the extent that Existing Term Lenders constituting Required Lenders consent to this Amendment, the Administrative Agent and the Continuing Term Lenders hereby waive the notice requirements set forth in Section 2.9(a) of the Credit Agreement of at least three Business Days, in the case of Eurodollar Loans, and at least one Business Day, in the case of Base Rate Loans.

SECTION III.         CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall be effective on and as of the date hereof (the “Effective Date”, which in any event shall be no earlier than December 14, 2016) upon the satisfaction of the following conditions:

(a)    Agreements. Each of (i) the Borrower and the Parent shall have delivered executed counterparts of this Amendment to the Administrative Agent and (ii) the Continuing Term Lenders and the Additional Term Lenders shall have delivered the applicable Lender Addendum to the Administrative Agent.

(b)    Acknowledgment. The Borrower, the Parent and the other Loan Parties have each executed and delivered an acknowledgment in the form of Exhibit B hereto (the “Acknowledgment”).

(c)    Fees, Expenses and Costs. The Administrative Agent shall have received all fees required to be paid, and reimbursement of all expenses for which invoices have been presented and which were supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Effective Date.

(d)    Resolutions. The Administrative Agent shall have received certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment.

(e)    Closing Certificate; Certified Certificate of Incorporation; Good Standing. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit C to the Credit Agreement (including such modifications as are necessary to reflect the requirements of this Section III), with appropriate insertions and attachments including the certificate of incorporation or formation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a long form good standing certificate and bringdown good standings for each Loan Party from its jurisdiction of organization.

(f)    Legal Opinions. The Administrative Agent shall have received the legal opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties. Such legal opinion shall cover such customary matters relating to the Loan Parties, this Amendment and other matters incidental to this Amendment as the Administrative Agent may reasonably request and shall be addressed to the Administrative Agent and the Lenders.

(g)    PATRIOT Act. The Lenders shall have received, sufficiently in advance of closing, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

(h)    Representations and Warranties. The representations and warranties contained in the Loan Documents, as modified by this Amendment, are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

(i)    No Default. No Default or Event of Default has occurred and is continuing on the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

(j)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in clauses (h) and (i) of this Section III have been satisfied as of the Effective Date.

SECTION IV.         FEES

The Borrower agrees to pay to the Administrative Agent for the account of each New Term Lender an upfront fee in an amount equal to 0.25% of such New Term Lender’s New Term Loans, which fee shall be due and payable on the Effective Date.

SECTION V.         REPRESENTATIONS AND WARRANTIES

The Parent and the Borrower hereby jointly and severally represent and warrant that:

(a)    Binding Obligation. Each of this Amendment and the Acknowledgment has been duly executed and delivered by each Loan Party party thereto and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)    Incorporation of Representations and Warranties. The representations and warranties contained in the Loan Documents, as modified by this Amendment, are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

(c)    No Default. No Default or Event of Default has occurred and is continuing on the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

SECTION VI.         MISCELLANEOUS

(a)    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns. No party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any party without the prior written consent of all the Lenders.

(b)    References to Agreements. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(c)    Effect on Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

(d)    Limitation of Amendment. The Amendment set forth above shall be limited precisely as written and relate solely to the modification of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

(e)    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President-
General Counsel and Secretary

CINEMARK USA, INC.

By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President-
General Counsel and Secretary

[Signature Page to Fourth Amendment]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Fourth Amendment]

[Lender Addenda on file with the Administrative Agent]

EXHIBIT A-1

CONTINUING TERM

LENDER ADDENDUM

(CASHLESS ROLL)

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Fourth Amendment (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015 and the Third Amendment thereto dated as of June 13, 2016, the “Credit Agreement”) among CINEMARK HOLDINGS, INC. (the “Parent”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions party thereto (the “Lenders”), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (i) to the terms of the Amendment and the Amended Credit Agreement, (ii) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans pursuant to a cashless roll on the Effective Date in the amount of its New Term Loan Commitment and (iii) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:

Executing as a Continuing Term Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

EXHIBIT A-2

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Fourth Amendment (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015 and the Third Amendment thereto dated as of June 13, 2016, the “Credit Agreement”) among CINEMARK HOLDINGS, INC. (the “Parent”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions party thereto (the “Lenders”), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (i) to the terms of the Amendment and the Amended Credit Agreement, (ii) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (iii) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and the other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:

Maximum offered commitment in respect of Additional Term Loans:

Executing as an Additional Term Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

EXHIBIT B

FORM OF ACKNOWLEDGEMENT

ACKNOWLEDGMENT

December 15, 2016

Reference is made to (i) that certain Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015 and the Third Amendment thereto dated as of June 13, 2016, the “Credit Agreement”), among CINEMARK HOLDINGS, INC. (the “Parent”), CINEMARK USA, INC. (the “Borrower”), the several banks and other financial institutions party thereto (the “Lenders”), BARCLAYS BANK PLC, as administrative agent for the Lenders (the “Administrative Agent”), and the other agents party thereto and (ii) the Fourth Amendment to the Credit Agreement, dated as of December 15, 2016 (the “Amendment”), among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Each Loan Party executing this Acknowledgment hereby (i) consents to the Amendment and the transactions contemplated thereby, (ii) confirms its respective guarantees, pledges, grants of security interests and liens, acknowledgments, obligations and consents under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party and agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and liens, acknowledgments, obligations and consents shall continue to be in full force and effect, in each case as modified by the Amendment, and (iii) ratifies the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, in each case as modified by the Amendment.

[ ]

By:
Name:
Title: